                                                                 EXHIBIT 10.11.1



                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


                           dated as of July 10, 1998


                                     among


                      IRVINE APARTMENT COMMUNITIES, L.P.,



                            THE BANKS LISTED HEREIN,


                             BANK OF AMERICA NT&SA,
                            as Administrative Agent,


                                       and


                            WELLS FARGO BANK, N.A.,
                            as Documentation Agent


                                      with


                         J.P. MORGAN SECURITIES, INC.,
                              as Syndication Agent



================================================================================

                               TABLE OF CONTENTS


                                                                             Page
ARTICLE I.  THE AMENDMENTS ....................................................1

     SECTION 1.1.  Definitions ................................................1

     SECTION 1.2.  Types of Borrowings ........................................4

     SECTION 1.3.  Notes ......................................................4

     SECTION 1.4.  Facility Fee ...............................................5

     SECTION 1.5.  Payments ...................................................5

     SECTION 1.6.  Letters of Credit ..........................................6

     SECTION 1.7.  Non-Rata Revolving Loan Facility ...........................8

     SECTION 1.8.  Borrowings ................................................10

     SECTION 1.9.  Year 2000 .................................................10

     SECTION 1.10. L/C Agreement .............................................10

     SECTION 1.11. Banks .....................................................10

ARTICLE II.  CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT ...................11

ARTICLE III.  REPRESENTATIONS OF BORROWER ....................................12

ARTICLE IV.  MISCELLANEOUS ...................................................13

     SECTION 4.1.  Capitalized Terms .........................................13

     SECTION 4.2.  Ratification ..............................................13

     SECTION 4.3.  Counterparts ..............................................13

     SECTION 4.4.  Governing Law .............................................13

     SECTION 4.5.  Bank Funding Obligations ..................................13

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of July 10, 1998 among IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (the "Borrower"), the BANKS listed on the signature pages hereof ("Banks"), BANK OF AMERICA NT&SA, as Administrative Agent, and WELLS FARGO BANK, N.A., as Documentation Agent.

        WHEREAS, Borrower, the Administrative Agent, the Documentation Agent and the banks listed on the signature pages thereof entered into that certain Revolving Credit Agreement ("Original Agreement") dated as of June 27, 1997;

        WHEREAS, Borrower, the Banks, the Administrative Agent and the Documentation Agent wish to extend the Maturity Date from June 27, 2000 to June 27, 2001 and make certain other amendments to the Original Agreement. The Original Agreement, as modified by this Amendment may be referred to herein as the "Credit Agreement";

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Borrower, the Banks, the Administrative Agent and the Documentation Agent agree as follows:

                                   ARTICLE I.

                                 THE AMENDMENTS

        SECTION 1.1. Definitions. The following terms shall be added to Section
1.1 of the Original Agreement:

        "L/C Agreement" means (a) so long as Bank of America is the Administrative Agent and issuer of Letters of Credit pursuant to Section 2.16, a letter of credit application and reimbursement agreement in the form of Exhibit "L"; and (b) if Bank of America ceases to be the Administrative Agent or the Agreement is amended to provide for a Bank other than Bank of America to be the issuer of Letters of Credit pursuant to Section 2.16, a letter of credit application in form and content reasonably satisfactory to the successor Administrative Agent or such Bank, as the case may be.

        "Letter of Credit" means a standby letter of credit issued for the account of Borrower pursuant to this Agreement, either as originally issued as the same may from time to time be supplemented, modified, amended, renewed or extended.

        "Letter of Credit Fee" means, with respect to each Letter of Credit issued, a fee equal to the face amount of the applicable Letter of Credit multiplied by the Letter of Credit Margin. The Letter of Credit Fee shall be payable in advance as follows: (i) the first installment of the Letter of Credit Fee shall be due upon the issuance, supplementation, modification, amendment, renewal or extension, as the case may be, of any Letter of Credit; and (ii) subsequent installments shall be due quarterly thereafter. The amount of each installment pursuant to clause

(i) above shall be one quarter of the product of (y) the applicable Letter of Credit Fee for the date the payment is due and (z) the face amount of the Letter of Credit issued, supplemented, modified, amended, renewed, or extended. The amount of each installment pursuant to clause (ii) above shall be one quarter of the product of (y) the applicable Letter of Credit Fee for the date the payment is due and (z) the face amount of the Letter of Credit then outstanding.

        "Letter of Credit Margin" means, with respect to each Letter of Credit, the respective percentages per annum determined, at any time, based on the range into which Borrower's Credit Rating falls on the date of issuance of the applicable Letter of Credit, in accordance with the table set forth below (the percentage set forth in the Letter of Credit Margin column is inclusive of the percentage set forth in the Override to Administrative Agent column). In the event that two (2) different Credit Ratings have been assigned, the lower of the two Credit Ratings will prevail unless such Credit Ratings are more than one Level (as shown in the table below) apart, in which case the average of the margins corresponding to the two Credit Ratings will constitute the Letter of Credit Margin. In the event that three (3) different Credit Ratings have been assigned, the average of the margins corresponding to the two highest Credit Ratings will constitute the Letter of Credit Margin. For purposes of illustration only, if (i) two (2) different Credit Ratings were assigned and one was Level I and the other was Level III, the Letter of Credit Margin would be
0.600 (i.e., the average of Level I (0.500) and Level III (0.700)); or (ii) three (3) different Credit Ratings had been assigned and such levels were Level I, Level III and Level IV, the Letter of Credit Margin would be 0.600 (i.e., the average of Level I and Level III).

                    Range of                 Letter of                Override to
                    Borrower's               Credit Margin            Administrative Agent
                    Credit Rating            (% per annum)            (% per annum)
                    -------------            -------------            -------------
Level I              A-/A3                   0.500                         0.100
                     or better

Level II             BBB+/Baa1               0.600                         0.100

Level III            BBB/Baa2                0.700                         0.100

Level IV             BBB-/Baa3               0.950                         0.100

Level V              Below Investment        1.250                         0.100
                     Grade


        "Non-Rata Revolving Loans" is defined in Section 2.17.

        The following terms shall have the meaning set forth below in lieu of the definition set forth therefor in Section 1.1 of the Original Agreement:

        "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its LIBOR Loans, its LIBOR Lending Office, and (iii) in the case of its Money Market Loans or Non-Rata Revolving Loans, its Money Market Lending Office.

        "Applicable Margin" means, with respect to each Loan, the respective percentages per annum determined, at any time, based on the range into which Borrower's Credit Rating then falls, in accordance with the table set forth below. Any change in Borrower's Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin (including existing Loans). Promptly after learning of a change in the Borrower's Credit Rating, Administrative Agent shall give notice of such change to the Banks and include in such notice the new Applicable Margin and the effective date of such change. In the event that two (2) different Credit Ratings have been assigned, the lower of the two Credit Ratings will prevail unless such Credit Ratings are more than one Level (as shown in the table below) apart, in which case the average of the margins corresponding to the two Credit Ratings will constitute the Applicable Margin. In the event that three (3) different Credit Ratings have been assigned, the average of the margins corresponding to the two highest Credit Ratings will constitute the Applicable Margin. For purposes of illustration only, if (i) two (2) different Credit Ratings were assigned and one was Level I and the other was Level III, the Applicable Margin for LIBOR Loans would be 0.600 (i.e., the average of Level I (0.500) and Level III (0.700)); or (ii) three (3) different Credit Ratings had been assigned and such levels were Level I, Level III and Level IV, the Applicable Margin for LIBOR Loans would be 0.600 (i.e., the average of Level I and Level III).

                                             Applicable
                                             Margin for               Applicable
                    Range of                 Base Rate                Margin for
                    Borrower's               Loans                    LIBOR Loans
                    Credit Rating            (% per annum)            (% per annum)
                    -------------            -------------            -------------
Level I                A-/A3                      0.0                    0.500
                       or better

Level II               BBB+/Baa1                  0.0                    0.600

Level III              BBB/Baa2                   0.0                    0.700

Level IV               BBB-/Baa3                  0.0                    0.950

Level V                Below Investment           0.50                   1.25
                       Grade


        "Base Rate" means, for any day, a rate per annum equal to the greater of
(i) the rate of interest most recently publicly announced by the Administrative Agent in San Francisco, California from time to time as its rate for domestic commercial loans for such day minus 0.25% and (ii) the sum of 0.50% plus the Federal Funds Rate for such day.

        "FMV Cap Rate" means 8.0%.

        "Guaranty" means the Amended and Restated General Continuing Repayment Guaranty, dated as of even date herewith and executed by Guarantor in favor of Administrative Agent and the Banks.

        "Loan" means a Base Rate Loan, a LIBOR Loan, a Money Market Loan, a Swing Line Loan or a Non-Rata Revolving Loan and "Loans" means Base Rate Loans, LIBOR Loans, Money Market Loans, Swing Line Loans or Non-Rata Revolving Loans or any combination of the foregoing.

        "Loan Documents" means this Agreement, the Facility Notes and the Guaranty, as each of them may from time to time hereafter be modified, supplemented or amended.

        "Maturity Date" shall mean the date when all of the Obligations hereunder shall be due and payable which shall be June 27, 2001, unless accelerated pursuant to the terms hereof.

        "Money Market Notes" means promissory notes of the Borrower, substantially in the form of Exhibit "F" hereto, evidencing the obligations of the Borrower to repay the Money Market Loans and the Non-Rata Revolving Loans, as they may be amended from time to time.

        "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit D hereto, evidencing the obligation of the Borrower to repay the Loans (other than Money Market Loans, Swing Line Loans and Non-Rata Revolving Loans), and "Note" means any one of such promissory notes issued hereunder.

        SECTION 1.2. Types of Borrowings. Section 1.3 is hereby deleted in its entirety and replaced with the following:

        SECTION 1.3. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on the same date, all of which Loans are of the same type (subject to Article VIII) and, except in the case of Base Rate Loans and Non-Rata Revolving Loans, have the same initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Fixed Rate Borrowing" is a LIBOR Borrowing or a Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Article VIII), and a "LIBOR Borrowing" is a Borrowing comprised of LIBOR Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.1 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.3 in which a Bank's share is determined on the basis of its bid in accordance therewith, a "Non-Rata Revolving Loan" is a Borrowing under Section 2.17, and a "Swing Line Loan" is a Borrowing under Section 2.8).

        SECTION 1.3. Notes. Sections 2.5(a) and 2.5(b) are hereby deleted in their entirety and replaced with the following:

        (a) The Loans (other than Money Market Loans, Swing Line Loans and Non-Rata Revolving Loans) of each Bank shall be evidenced by a single Note in the form of Exhibit "E" payable to the order of such Bank for the account of its Applicable Lending Office.

        (b) The Money Market Loans and Non-Rata Revolving Loans of each Bank shall be evidenced by a single Money Market Note in the form of Exhibit "F", payable to the order of such Bank for the account of its Applicable Lending Office.

        SECTION 1.4. Facility Fee. Section 2.9(a) is hereby deleted in its entirety and replaced with the following:

        (a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their respective Commitments a Facility Fee (the "Facility Fee") on the Aggregate Commitment at the respective per annum percentages based upon the range into which the Borrower's Credit Rating falls, in accordance with the following table. Any change in Borrower's Credit Rating causing it to move to a different range on the table shall effect an immediate change in the applicable Facility Fee percentage. Promptly after learning of a change in the Borrower's Credit Rating, Administrative Agent shall give notice of such change to the Banks and include in such notice the new Facility Fee percentage and the effective date of such change. In the event that two (2) different Credit Ratings have been assigned, the lower of the two Credit Ratings will prevail unless such Credit Ratings are more than one level (as shown in the table below) apart, in which case the average of the margins corresponding to the two Credit Ratings will constitute the applicable Facility Fee percentage. In the event that three (3) different Credit Ratings have been assigned, the average of the margins corresponding to the two highest Credit Ratings will constitute the applicable Facility Fee percentage. For purposes of illustration only, if (i) two (2) different Credit Ratings had been assigned and one was Level 1 and the other was Level III, the Facility Fee percentage would be 0.1125 (i.e., the average of Level I (0.100) and Level III (0.125); or (ii) three (3) different Credit Ratings had been assigned and such levels were Level I, Level III and Level IV, the Facility Fee percentage would be 0.1125 (i.e., the average of Level I and Level III). The Facility Fee shall be payable in arrears in quarterly installments which shall be due on each January 1, April 1, July 1 and October 1 during the Term. The amount of each installment shall be one quarter of the product of (i) the applicable Facility Fee for the date the payment is due and (ii) the Aggregate Commitment.

          Level I             A-/A3 or better               0.100%
          Level II            BBB+/Baa1                     0.100%
          Level III           BBB/Baa2                      0.125%
          Level IV            BBB-/Baa3                     0.200%
          Level V             Below Investment Grade        0.250%

        SECTION 1.5. Payments. The following sentence shall replace the first sentence of Section 2.12(a):

        Except as otherwise provided in Section 2.17 with respect to Non-Rata Revolving Loans, the Borrower shall make each payment of interest and principal on the Loans and of fees hereunder, not later than 10:00 A.M. (San Francisco time) on the date when due, in Federal or other funds immediately available in San Francisco, to the Administrative Agent at its address referred to in Section 9.1.

        SECTION 1.6 Letters of Credit. The following is hereby added as
Section 2.16:

        2.16 Letters of Credit.

        (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Effective Date through the day that is five (5) days prior to the Maturity Date, the Administrative Agent shall, as soon as reasonably practical, issue such Letters of Credit as the Borrower may request by submitting to Administrative Agent a properly completed and executed Request for Letter of Credit in the form attached hereto as Exhibit K, provided that, (i) upon issuance of such Letters of Credit, the sum of all outstanding Loans plus outstanding Letters of Credit shall not exceed the Aggregate Commitment, (ii) the aggregate face amount of all outstanding Letters of Credit shall not at any time exceed Twenty-Five Million Dollars ($25,000,000) and (iii) in no event shall Letters of Credit be issued for the benefit of any of the Banks or for purposes of securing repayment of loans extended to the Borrower or any Subsidiary thereof. No Letter of Credit shall have an expiration date later than the earlier of (i) twelve (12) months after the date of the issuance of such Letter of Credit or (ii) the Maturity Date. Unless all the Banks otherwise consent in writing, no Letter of Credit shall contain an automatic extension or renewal clause.

        (b) Each Request for Letter of Credit shall be submitted to the Administrative Agent, together with an L/C Agreement duly executed on behalf of the Borrower by a Certifying Officer and addressed to the Administrative Agent, not later than 9:00 a.m., California time, at least three (3) Domestic Business Days prior to the date upon which the requested Letter of Credit is to be issued. The Borrower shall further deliver to the Administrative Agent such additional instruments and documents as the Administrative Agent may reasonably require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in no event shall the Letter of Credit Fee or Letter of Credit Margin be altered or increased other than pursuant to an amendment of the Credit Agreement.

        (c) The Administrative Agent shall, if it approves of the proposed wording of the Letter of Credit as set forth in the Request for Letter of Credit and L/C Agreement (which approval shall not be unreasonably withheld), and subject to the satisfaction of the conditions set forth in this Agreement, issue the Letter of Credit on or before 5:00 p.m., California time, on or before the day three (3) Domestic Business Days following receipt of the documents last due pursuant to Section 2.16(b). Upon issuance of a Letter of Credit, the Administrative Agent shall promptly notify the Banks of the amount and terms of such Letter of Credit. The Administrative Agent shall deliver copies of Letters of Credit to the Banks promptly following issuance thereof, and shall notify the Banks of payments, reimbursements, expirations, negotiations, transfers and other activity with respect to outstanding Letters of Credit promptly following receipt of the same.

        (d) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased a pro rata participation therein from the Administrative Agent in an amount equal to that Bank's pro rata share of such Letter of Credit.

        (e) If and to the extent that any amounts are drawn upon any Letters of Credit, the amounts so drawn shall, from the date of payment thereof by the Administrative Agent, be considered Base Rate Loans for all purposes hereunder.

        (f) Promptly after payment by the Administrative Agent of any amount drawn upon any Letter of Credit, the Administrative Agent shall, without notice to or the consent of the Borrower, direct the Banks to remit funds to the Administrative Agent pursuant to Section 2.4(b) of the Agreement, pro rata in accordance with their respective pro rata shares, in an aggregate amount equal to the amount so paid by the Administrative Agent. Such funds shall be paid to the Administrative Agent to reimburse it for the payment made by it under the Letter of Credit. The Administrative Agent shall give prompt written notice to the Banks of any reduction in the amount available to be drawn under any Letter of Credit and of any extension of the term of any Letter of Credit.

        (g) On or before the Maturity Date or any earlier termination of this Agreement, the Borrower shall provide to the Administrative Agent a standby letter of credit issued by a bank or other financial institution reasonably satisfactory to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, in favor of the Administrative Agent, in a face amount equal to outstanding Letters of Credit issued for the account of the Borrower on that date, or shall make other provisions satisfactory to the Administrative Agent for the full collateralization, by Cash or Cash Equivalent, of such outstanding Letter of Credit. In the event that Borrower makes a Cash or Cash Equivalent deposit pursuant to the requirements of this Section 2.16(g),
(i) Borrower's cash deposit shall earn the rate of interest then currently paid by the Administrative Agent on comparable deposits, taking into account the amount deposited and the term of the deposit and (ii) promptly following the expiration of the outstanding Letter of Credit for which the Cash or Cash Equivalent deposit was made, Administrative Agent shall, to the extent the Letter of Credit has not been drawn, return such deposit, together with any interest earned thereon, to Borrower. In the event of failure of the Borrower to comply with the requirements of this Section 2.16(g), such portion of the face amount of all outstanding Letters of Credit as to which the Borrower has failed to comply shall be deemed to be advanced and due and payable in accordance with the terms hereof.

        (h) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

        (i) Borrower shall pay Administrative Agent, on written demand, commissions and fees for amendments to the Letter of Credit, payments under the Letter of Credit, extensions of the Letter of Credit, cancellation of the Letter of Credit, and other services in the amounts Borrower and Administrative Agent may agree, or, in the absence of such agreement, in the amounts customarily charged by Administrative Agent to other similarly-rated borrowers under corporate unsecured facilities similar to this Agreement, on the date of Administrative Agent's demand.

        (j) Upon the occurrence of any of the following events, Borrower shall deposit with Administrative Agent, on written demand and as cash security for Borrower's obligations to Administrative Agent under this Agreement, an amount equal to the undrawn amount of the Letter of Credit:

               (i) Any Event of Default occurs under this Agreement; or

               (ii) Any court order, injunction or other legal process is issued restraining or seeking to restrain drawing or payment under the Letter of Credit.

        (k) Borrower authorizes Administrative Agent to charge any of Borrower's accounts with Administrative Agent for all amounts then due and payable to Administrative Agent under this Agreement.

        (l) Borrower shall pay, on written demand, all actual costs, expenses and reasonable attorneys' fees (including allocated costs for in-house legal services) incurred by Administrative Agent in connection with (a) any dispute concerning the Letter of Credit or this Agreement or (b) the enforcement of this Agreement.

        (m) Subject to the laws, customs and practices of the trade in the area where the beneficiary is located, the Letter of Credit will be subject to, and performance under the Letter of Credit by Administrative Agent, its correspondents, and the beneficiary will be governed by, the "Uniforms Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500," or by later Uniform Customs and Practice fixed by later Congresses of the International Chamber of Commerce as in effect on the date the Letter of Credit is issued.

        SECTION 1.7. Non-Rata Revolving Loan Facility. The following is hereby added as Section 2.17:

        SECTION 2.17. Non-Rata Revolving Loans.

        (a) Non-Rata Revolving Loan Requests. Borrower may from time, on any Business Day prior to the Maturity Date, request that any Bank make a Loan (relative to such Bank, a "Non-Rata Revolving Loan") for a period of up to, but not more than, 365/366 days. The Borrower shall make such request to the Money Market Lending Office of such Bank. Such Bank may in its sole and absolute discretion agree to make or not make such Non-Rata Revolving Loan, it being understood and agreed that the Bank's commitments hereunder only require the making by them of Base Rate Loans and LIBOR Loans, and the making by the Administrative Agent of Swing Line Loans. Except as otherwise provided in this Agreement, and subject in each case to the satisfaction of the applicable conditions precedent set forth herein, each Non-Rata Revolving Loan shall be made on the terms and conditions agreed to between the relevant Borrower and the relevant Bank.

        (b) Limitations on Making Non-Rata Revolving Loans. No Bank shall be permitted to make any Non-Rata Revolving Loan if, after giving effect thereto, either the aggregate outstanding amount of all Loans of all the Banks would exceed the Aggregate Commitment or the aggregate outstanding amount of all Money Market Loans plus Non-Rata Revolving Loans of all the Banks would exceed $125,000,000.

        (c) Maturity of Non-Rata Revolving Loans. Each Non-Rata Revolving Loan shall be repaid on the maturity thereof or on any earlier date agreed upon by the Borrower and the relevant Bank or required by the other terms and conditions of this Agreement. Borrower may prepay any Non-Rata Revolving Loan on such terms and conditions as Borrower and the relevant Bank may agree.

        (d) Non-Rata Revolving Loan Records. Each Bank's Non-Rata Revolving Loans shall be evidenced by a loan account maintained by such Bank. Borrower hereby irrevocably authorizes the relevant Bank to record (or cause to be recorded) the date, amount, type and maturity of each Non-Rata Revolving Loan made by such Bank to Borrower pursuant hereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Money Market Note, endorse on the appropriate schedule appropriate notations to evidence the foregoing information with respect to each such Non-Rata Revolving Loan then outstanding; provided that the failure of any Bank to make any such recordation or enforcement shall not effect the obligations of the Borrower hereunder or under the Money Market Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Money Market Note and to attach to and make a part of its Money Market Note a continuation of any such schedule as and when required.

        (e) Rates. Pursuant to the terms agreed to between the Borrower and the relevant Bank, Borrower shall pay interest on the aggregate principal amount of any Non-Rata Revolving Loan outstanding to any Bank from time to time prior to and at maturity at a rate agreed between Borrower and such Bank. Such interest rate shall include any compensation for reserves or similar costs incurred in connection with such Non-Rata Revolving Loan.

        (f) Payment Dates for Non-Rata Revolving Loans. Borrower shall pay interest on the aggregate principal amount of any Non-Rata Revolving Loan outstanding to the relevant Bank from time to time prior to and at maturity on such dates agreed between Borrower and such Bank in connection with the making of such Non-Rata Revolving Loan.

        (g) Non-Rata Obligations. All payments (whether in respect of principal, interest, fees or otherwise) by Borrower pursuant to this Agreement or any other Loan Document with respect to the Non-Rata Revolving Loan shall be made by Borrower, in same day or immediately available funds, to the relevant Bank, (for its own account), at an account specified by such Bank, from time to time by notice to the Borrower. All such payments on account of Non-Rata Revolving Loans shall be made on the date due, without setoff, deduction or counterclaim and at the times agreed to between the Borrower and the relevant Bank. Each Bank that has made a Non-Rata Revolving Loan agrees to give the Administrative Agent prompt notice of Borrower's failure to pay when due of any amounts owing with respect to each such Non-Rata Revolving Loan.

        (h) Non-Rata Revolving Loans. In the case of any requested Non-Rata Revolving Loan, each of the applicable conditions referenced in Section 2.1 of the Credit Agreement or otherwise specified by the relevant Bank in connection with such Non-Rata Revolving Loan shall have been satisfied.

        (i) Reporting of Non-Rata Revolving Loans. Borrower agrees to provide the Administrative Agent with written notice of each Non-Rata Revolving Loan concurrently with or promptly after the making of such Non-Rata Revolving Loan, which notice shall set forth, among other things: (a) the date thereof; (b) the principal amount thereof; (c) the Interest Period applicable thereto; (d) the aggregate dollar amount of such Lender's outstanding Non-Rata Revolving Loans as of such date; and (e) the identity of the relevant Bank.

        SECTION 1.8. Borrowings. The following shall replace Section 3.2(c):

        immediately after such Borrowing, the aggregate outstanding principal amount of the Loans together with the aggregate face amount of all outstanding Letters of Credit, to the extent the Letters of Credit have not been drawn, will not exceed the Aggregate Commitments.

        The following is hereby added as Section 2.17:

        SECTION 1.9. Year 2000. The following is hereby added as Section 4.26:

        Year 2000 Compliance. The Borrower and Guarantor have each conducted a comprehensive review and assessment of the Borrower's and Guarantor's computer applications and made inquiry of the Borrower's and Guarantor's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, neither the Borrower nor Guarantor believes the year 2000 problem will result in a material adverse change in the Borrower's or Guarantor's ability to repay the Loans.

        SECTION 1.10. L/C Agreement. Exhibit F attached hereto and incorporated herein by this reference, the Request for Letter of Credit attached hereto and incorporated herein by this reference as Exhibit K and the L/C Agreement attached hereto and incorporated herein by this reference as Exhibit L are hereby added.

        SECTION 1.11. Banks. Some of the Banks which were a party to the Original Agreement have elected not to be a party to this Amendment, and another Bank has elected to be a party to the Credit Agreement and by its signature on this Amendment has approved the terms and conditions of the Original Agreement and of this Amendment. In addition, the Commitment amount with respect to some of the Banks has changed. Therefore, Schedule 1 attached to the Original Agreement is hereby deleted and replaced by Schedule 1 attached hereto and incorporated herein by this reference. The entities which are signatories to this Amendment constitute the Banks.

                                   ARTICLE II.

                 CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT

        The closing hereunder shall occur on the date when each of the following conditions is satisfied (or waived by the Administrative Agent and the Banks), each document to be dated the Closing Date unless otherwise indicated:

        (a) the Borrower shall have executed and delivered to the Administrative Agent duly executed original Notes and Money Market Notes for the account of each Bank dated on or before the Closing Date complying with the provisions of
Section 2.5 of the Credit Agreement;

        (b) the Borrower, the Administrative Agent, each of the Banks and any Designated Bidders shall have executed and delivered to the Borrower and the Administrative Agent a duly executed original of this Amendment;

        (c) Guarantor shall have executed and delivered to the Administrative Agent a duly executed original of the Guaranty;

        (d) the Administrative Agent shall have received an opinion of O'Melveny & Myers, LLP, counsel for the Borrower and the Guarantor, acceptable to the Administrative Agent, and its counsel;

        (e) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and Guarantor, the authority for and the validity of this Amendment and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the agreement of limited partnership of the Borrower, as well as the certificate of limited partnership of the Borrower, both as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a senior officer of the Borrower as of a date not more than ten (10) days prior to the Closing Date, together with a long-form certificate of good standing as to the Borrower from the Secretary of State (or the equivalent thereof) of Delaware, a good standing certificate issued by the Secretary of State of the State of California, each to be dated not more than thirty (30) days prior to the Closing Date, as well as the articles of incorporation and bylaws of Guarantor, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a senior officer of Guarantor as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate as to Guarantor from the Secretary of State (or the equivalent thereof) of Maryland, to be dated not more than thirty
(30) days prior to the Closing Date;

        (f) the Borrower shall have taken all actions required to authorize the execution and delivery of this Amendment and the other Loan Documents and the performance thereof by the Borrower;

        (g) the Administrative Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.9 of the Credit Agreement on or before the Closing Date, and the fees and expenses accrued through the Closing Date of Gibson, Dunn & Crutcher LLP;

        (h) Borrower shall have paid to the Administrative Agent for the account of the Banks, ratably in proportion to their respective Commitments, an extension fee equal to One Hundred Eighty-Two Thousand Five Hundred Dollars ($182,500.00);

        (i) no Default or Event of Default shall have occurred; and

        (j) each of the Notes and Money Market Notes executed by Borrower in connection with the Original Agreement shall have been surrendered by the relevant Bank to the Administrative Agent for cancellation and return to the Borrower simultaneously with the Closing (it being acknowledged and agreed by the Banks that (y) the Notes and the Money Market Notes executed by Borrower in connection with the Original Agreement shall be deemed canceled, paid in full and of no further force and effect as of the Closing Date and (z) to the extent any of such Notes or Money Market Notes are not surrendered or returned to Borrower as of the Closing Date, the payee Bank of such unreturned Notes and Money Market Notes shall indemnify, defend, and hold Borrower harmless from and against any enforcement of such Notes and Money Market Notes, as applicable.

                                  ARTICLE III.

                           REPRESENTATIONS OF BORROWER

        The Borrower hereby represents and warrants to the Administrative Agent, Documentation Agent and each of the Banks the following:

        (a) All of the representations and warranties contained in the Original Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; the foregoing representation and warranty is not intended to modify Section 6.1(d) of the Credit Agreement.

        (b) No event which constitutes a Default or an Event of Default under the Original Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

        (c) The Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Original Agreement, as amended hereby, and under the Notes; and all such action has been duly authorized by all necessary proceeding on its part. The Original Agreement, this Amendment and each Note has been duly and validly executed and delivered by the Borrower and constitute a valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by moratorium, bankruptcy, reorganization, insolvency or other laws affecting creditor's rights generally or by the exercise of judicial discretion in accordance with general principles of equity.

                                  ARTICLE IV.

                                 MISCELLANEOUS

        SECTION 4.1 Capitalized Terms. The capitalized terms used herein which are defined in the Original Agreement and not otherwise defined herein shall have the meanings specified therein.

        SECTION 4.2 Ratification. The Original Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

        SECTION 4.3 Counterparts. This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute one and the same instrument.

        SECTION 4.4 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

        SECTION 4.5 Bank Funding Obligations. By execution of this Amendment, each Bank covenants and agrees that on the Closing Date, it shall have funded its prorata share of Loans outstanding on such date.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                     IRVINE APARTMENT COMMUNITIES, L.P.,
                                     a Delaware limited partnership


                                     By: Irvine Apartment Communities,
                                         Inc., a Maryland corporation,
                                         General Partner


                                         By:    /s/ JAMES E. MEAD
                                                --------------------------------
                                         Name:  James E. Mead
                                         Title: Senior Vice President
                                                and Chief Financial Officer


                                         By:    /s/ SHAWN HOWIE
                                                --------------------------------
                                         Name:  Shawn Howie
                                         Title: Vice President
                                                Corporate Finance and Controller


                                     Facsimile number:  (949) 720-5550

                                     Address:

                                     c/o Irvine Apartment Communities, Inc.
                                     550 Newport Center Drive
                                     Newport Beach, California 92660
                                     Attn: Vice President, Corporate Finance and
                                     Controller

Commitment Amount

$50,000,000

LIBOR Lending Office:                   BANK OF AMERICA NT & SA


5 Park Plaza, Suite 500
Irvine, California  92614               By: /s/ RUSSELL RUHNKE
                                            ------------------------------------
Attn:  Russell Ruhnke                       Name:  Russell Ruhnke
Telecopy:  (949) 260-5639                   Title: Vice President


Domestic Lending Office:

5 Park Plaza, Suite 500
Irvine, California  92614


Attn:  Russell Ruhnke
Telecopy:  (949) 260-5639


Money Market Lending Office:

555 California Street
10th Floor
San Francisco, California  94101


Attn:  Linda Webster
Telecopy:  (415) 622-2237

Commitment Amount

$50,000,000

LIBOR Lending Office:                        WELLS FARGO BANK, NA

Wells Fargo Bank, NA
Disbursement and Operations Center           By: /s/ KIM SURCH
2120 East Park Place, Suite 100                  -------------------------------
El Segundo, California  90245                    Name:  Kim Surch
                                                        ------------------------
                                                 Title: VP
                                                        ------------------------

Attn: Anne Colvin
Telecopy:  (310) 615-1014


Domestic Lending Office:
Wells Fargo Bank, NA
2030 Main Street, Suite 800
Irvine, California  92614

Attn: Office Manager
Telecopy:  (949) 851-9728


Money Market Lending Office:
Wells Fargo Bank, NA
2030 Main Street, Suite 800
Irvine, California  92614

Attn: Office Manager
Telecopy:  (949) 851-9728

Commitment Amount
$45,000,000

LIBOR Lending Office:                   MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK

------------------------------

------------------------------
                                        By: /s/ TIMOTHY V. O'DONOVAN
------------------------------             -------------------------------------
                                           Name:  Timothy V. O'Donovan
Attn:                                             ------------------------------
     -------------------------             Title: Vice President
Telecopy:  (   )                                  ------------------------------
            --- --------------

                                        c/o J.P. Morgan Services Inc.
                                        500 Stanton Christiana Road
                                        Newark, DE 19713-2107
Domestic Lending Office:                Attention: Nancy K. Dunbar
                                        Telecopy:  (302) 634-4222
------------------------------

------------------------------

------------------------------          Domestic and Euro-Currency
                                        Lending Office:
Attn:                                   Nassau, Bahamas Office
     -------------------------          c/o J.P. Morgan Services Inc.
Telecopy:  (   )                        500 Stanton Christiana Road
            --- --------------          Newark, DE 19713-2107
                                        Attention: Kevin M. McCann
                                        Telecopy: (302) 634-1852/1872



Money Market Lending Office:

------------------------------

------------------------------

------------------------------

Attn:
      ------------------------
Telecopy:  (   )
            --- --------------

Commitment Amount

$40,000,000

LIBOR Lending Office:                        U.S. BANK

601 2nd Ave. S.
------------------------------
MPFP0509
------------------------------               By:  /s/ LYNN GREGORY
Minneapolis, MN 55402                            -------------------------------
------------------------------                   Name:  Lynn Gregory
                                                 Title: Vice President


Attn: Missy Schmidt
     -------------------------
Telecopy:  (612) 973-0830
            ---  -------------


Domestic Lending Office:

------------------------------

------------------------------

------------------------------

Attn:
     -------------------------
Telecopy:  (   )
            ---  -------------


Money Market Lending Office:

------------------------------

------------------------------

------------------------------

Attn:
     -------------------------
Telecopy:  (   )
            ---  -------------

Commitment Amount
-----------------

$25,000,000

LIBOR Lending Office:

COMMERZBANK AG
Grand Cayman Branch
C/o COMMERZBANK AG
New York Branch
2 World Financial Center
New York, NY 10281-1050

Attn. Christine Hunermund
Fax. No. (212) 266-7593


Domestic Lending Office:

COMMERZBANK AG
Grand Cayman Branch
C/o COMMERZBANK AG
New York Branch
2 World Financial Center
New York, NY 10281-1050

Attn. Christine Hunermund
Fax. No. (212) 266-7593


Money Market Lending Office:

COMMERZBANK AG
Grand Cayman Branch
C/o COMMERZBANK AG
New York Branch
2 World Financial Center
New York, NY 10281-1050

Attn. David Buettner
Fax. No. (212) 266-7565


COMMERZBANK AG
Los Angeles Branch



By:  /s/ DOUGLAS P. TRAYNOR
    ----------------------------
Name:  Douglas P. Traynor
Title: Vice President



By:  /s/ CHRISTINE H. FINKEL
    ----------------------------
Name:  Christine H. Finkel
Title: Assistant Vice President

Commitment Amount

$20,000,000

LIBOR Lending Office:                        FIRST UNION BANK, N.A.

First Union National Bank
------------------------------
301 S. College Street NC-0166                By:  /s/ RICHARD T. CALLAHAN, JR.
------------------------------                   -------------------------------
Charlotte, N.C. 28288                            Name:  Richard T. Callahan, Jr.
------------------------------                          ------------------------
                                                 Title: Vice President
Attn: Dan Sullivan                                      ------------------------
     -------------------------
Telecopy:  (704) 383-6205
            ---  -------------



Domestic Lending Office:

(same as above)
------------------------------

------------------------------

------------------------------


Attn:
     -------------------------
Telecopy:  (   )
            ---  -------------



Money Market Lending Office:

(same as above)
------------------------------

------------------------------

------------------------------


Attn:
     -------------------------
Telecopy:  (   )
            ---  -------------

Commitment Amount

$20,000,000

LIBOR Lending Office:                        FLEET NATIONAL BANK


Fleet National Bank
------------------------------
111 Westminster St., Ste. 800                By: /s/ PATRICK T. BURNS
------------------------------                   -------------------------------
Providence, R.I. 02903                           Name:  Patrick T. Burns
------------------------------                          ------------------------
                                                 Title: V.P.
                                                        ------------------------
Attn: Christine Rioles
     -------------------------
Telecopy:  (401) 278-5166
            ---  -------------


Domestic Lending Office:

Fleet National Bank
------------------------------
111 Westminster St., Ste. 800
------------------------------
Providence, R.I. 02903
------------------------------


Attn: Christine Rioles
     -------------------------
Telecopy:  (401) 278-5166
            ---  -------------


Money Market Lending Office:


Fleet National Bank
------------------------------
111 Westminster St., Ste. 800
------------------------------
Providence, R.I. 02903
------------------------------


Attn: Christine Rioles
     -------------------------
Telecopy:  (401) 278-5166
            ---  -------------

                                        BANK OF AMERICA NT & SA,
                                         as Administrative Agent

                                        By: /s/ RUSSELL RUHNKE
                                            ------------------------------------
                                        Name: Russell Ruhnke
                                              ----------------------------------
                                        Title:   Vice President
                                              ----------------------------------


                                        Attn:  Russell Ruhnke
                                        Telecopy:  (949) 260-5639


                                        DOMESTIC AND LIBOR LENDING OFFICE:


                                        5 Park Plaza, Suite 500
                                        Irvine, California  92614
                                        Attn:  Russell Ruhnke
                                        Telecopy:  (949) 260-5639

Address:                                WELLS FARGO BANK, N.A.,
                                          as Documentation Agent

Wells Fargo Bank, NA
2030 Main Street, Suite 800             By   /s/  RITA SWAYNE
Irvine, California 92614                   -------------------------------------
                                           Name:  Rita Swayne
                                                  ------------------------------
                                           Title: Asst. Vice President
                                                  ------------------------------


                                        Attn: Office Manager
                                        Telecopy:  (949) 851-9728

                                   SCHEDULE 1
                                Bank Commitments


-------------------------------------------------------------------------------
BANK                               COMMITMENT                SHARE OF AGGREGATE
                                                                COMMITMENT
-------------------------------------------------------------------------------
Bank of America NT & SA            $50,000,000                    20.00%

-------------------------------------------------------------------------------

Wells Fargo Bank, NA               $50,000,000                    20.00%

-------------------------------------------------------------------------------

Morgan Guaranty Trust Company      $45,000,000                    18.00%
of New York

-------------------------------------------------------------------------------

U.S. Bank                          $40,000,000                    16.00%

-------------------------------------------------------------------------------

Commerzbank AG Los Angeles         $25,000,000                    10.00%
Branch

-------------------------------------------------------------------------------

First Union Bank, N.A.             $20,000,000                     8.00%

-------------------------------------------------------------------------------

Fleet National Bank                $20,000,000                     8.00%

-------------------------------------------------------------------------------

Total                              $250,000,000                  100.00%

-------------------------------------------------------------------------------

                                   EXHIBIT F
                           Form of Money Market Note


                                      NOTE


                                                              Irvine, California
$125,000,000                                                       July __, 1998


        For value received, IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of __________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Money Market Loan and Non-Rata Revolving Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement). The Borrower promises to pay interest on the unpaid principal amount of each such Money Market Loan and Non-Rata Revolving Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office designated by Bank.

        All Money Market Loans and Non-Rata Revolving Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Money Market Loan and Non-Rata Revolving Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This note is one of the Money Market Notes referred to in, and is delivered pursuant to and subject to all of the terms of, that certain REVOLVING CREDIT AGREEMENT dated as of June 27, 1997 among IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages thereof, BANK OF AMERICA NT&SA, as Administrative Agent, and WELLS FARGO BANK, N.A., as Documentation Agent, as amended by that certain First Amendment to Revolving Credit Agreement dated as of July __, 1998 among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, as Administrative Agent, and Wells Fargo Bank, N.A., as Documentation Agent (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        IRVINE APARTMENT COMMUNITIES, L.P., a
                                        Delaware limited partnership

                                        By: Irvine Apartment Communities,
                                            Inc., a Maryland corporation,
                                            its general partner


                                            By:
                                                --------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------


                                            By:
                                                --------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL


                                                                    Amount of                                 Notation
    Date       Amount of Loan           Type of Loan             Principal Repaid         Maturity Date        Made By
-----------   ----------------         --------------           ------------------       ---------------      ----------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit K


                                   EXHIBIT K


                          REQUEST FOR LETTER OF CREDIT

        1. This REQUEST FOR LETTER OF CREDIT is executed and delivered pursuant to that certain REVOLVING CREDIT AGREEMENT dated as of June 27, 1997 among IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages thereof, BANK OF AMERICA NT&SA, as Administrative Agent, and WELLS FARGO BANK, N.A., as Documentation Agent, as amended by that certain First Amendment to Revolving Credit Agreement dated as of July __, 1998 among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, as Administrative Agent, and Wells Fargo Bank, N.A., as Documentation Agent (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

        2. The Borrower hereby requests that Administrative Agent issue a Letter of Credit in accordance with the L/C Application accompanying this request.

        3. In connection with the Letter of Credit requested herein, the Borrower hereby represents, warrants and certifies to the Banks that, as of the date of the Letter of Credit requested herein, each representation and warranty made by the Borrower in Article IV of the Credit Agreement will be true and correct, both immediately before and after such Letter of Credit is issued, as though such representation and warranty was made on and as of the date of such issuance. (If the foregoing statement is not true and correct, attach a statement specifying in detail the circumstances thereof and the actions the Borrower is taking or proposes to take with respect thereto.)

        4. This Request for Letter of Credit is executed on ________________, 19__, by a Certifying Officer of the Borrower on behalf of the Borrower. The undersigned in such capacity, hereby certifies each and every matter contained herein to be true and correct.

Dated:


                                             -----------------------------------

                                                                       Exhibit L


                                   EXHIBIT L


                            FORM OF L/C APPLICATION


                                                       APPLICATION AND AGREEMENT
                                                    FOR STANDBY LETTER OF CREDIT


TO:  Bank of America National Trust and Savings Association ("Bank").


                                          --------------------------------------
                                                      FOR BANK USE ONLY
                                          L/C No._______________________________
                                          --------------------------------------

A.      APPLICATION.

______________________________ ("Customer") requests Bank to issue an irrevocable standby letter of credit ("Letter of Credit") as follows:

[ ] Full text teletransmission

[ ] Airmail with brief preliminary teletransmission advice

[ ] Airmail

[ ] Courier

For account of (Customer Name and Address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In favor of (Beneficiary Name and Address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Advising Bank

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Amount                                                     (                   )
       ---------------------------------------------------- -------------------
       (in words and figures)

Expiration Date: Drafts to be drawn on and presented at Bank's issuing

Currency
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

unit on or before:                                      . 19   .
                   -------------------------------------     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Available by drafts drawn at sight on Bank's issuing unit when accompanied by the following documentation:

    1. The original standby letter of credit.

    2. The signed statement of the beneficiary worded as follows (state exact wording that is to appear in the statement accompanying the draft):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Special Instructions:
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Customer understands that the risk to Customer is greater if Customer requests a standby letter of credit which requires only a draft rather than a standby letter of credit which requires supporting documentation.

   Customer understands that the final form of the Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Bank's letter of credit issuing unit and Customer hereby consents to such revisions and changes.



                                      L-2